Ohio National Fund, Inc.

Supplement dated December 28, 2022

to the Statements of Additional Information

dated April 29, 2022

The following supplements and amends the Statements of Additional Information (“SAI”) dated April 29, 2022, as previously supplemented:

Management of the Fund

Effective as of December 9, 2022, Paul J. Gerard no longer serves as an officer of Ohio National Fund, Inc. (the “Fund”), and all references to Mr. Gerard in the SAI are hereby removed.

Effective as of January 1, 2023, George M. Vredeveld no longer serves as a Director of the Fund, and all references to Mr. Vredeveld in the SAI are hereby removed.

At its regular meeting on August 4, 2022, the Board of Directors (the “Board”) approved the appointment of Julia W. Poston as an Independent Director of the Fund, effective October 1, 2022. Ms. Poston was subsequently appointed to the Audit Committee at the Board’s next regular meeting on November 21, 2022. Accordingly, the information table under the heading “Directors and Officers of the Fund” is amended to include the information for Ms. Poston as shown below:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Julia W. Poston Age 62	Director, Member of Audit and Independent Directors Committees	Indefinite; Since October 2022	Partner: Ernst & Young LLP (June 2002 – June 2021)	25	Independent Trustee: James Advantage Funds – 4 Portfolios; Director: Al. Neyer Corp.; Director: Master Chemical Corporation

Additionally, the second paragraph under the heading “Qualifications of the Board of Directors” immediately following the table is deleted in its entirety and replaced with the following paragraph:

Ms. Ludlow has extensive business and financial industry experience, including serving as the founder, president, chief executive officer, chief financial officer or treasurer of several operating companies and serving as a trustee or director of several public and non-profit organizations. Mr. Keenan has extensive business and financial industry experience, including serving as an executive vice president and chief operating officer of a registered investment adviser. Mr. Grypp has several years of experience in the financial industry including serving as president and chief executive officer of two major life insurance companies and serving as chairman of two national investment broker dealers. Previously, he was the chair of an investment committee of a premier health care provider in Ohio. Mr. Carlson has over 26 years of experience with ONLIC, including 12 years as Chief Investment Officer, and has extensive experience in the industry. Previously, he was the President of the Adviser and the Fund. Ms. Poston has extensive financial industry experience, having served as Audit Partner and Office Managing Partner with registered public accounting firms, and currently serves as an independent trustee for another registered fund and as a director for other operating companies.